Exhibit 99.906CERT

certification PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Michael Schoonover, Principal Executive Officer/President, and Erik Naviloff, Principal Financial Officer/Treasurer of Mutual Fund Series Trust (the “Registrant”), each certify to the best of his/her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2025, (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer/President		Principal Financial Officer/Treasurer
Michael Schoonover		Erik Naviloff

/s/ Michael Schoonover		/s/ Erik Naviloff
Michael Schoonover		Erik Naviloff
Date:	10/29/2025	Date:	10/29/2025

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.